UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2018

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01              Changes in Registrant’s Certifying Accountant.

On January 4, 2018, the Audit Committee of the Board of Directors of Giga-tronics Incorporated. (the “Company”) approved the engagement of Armanino LLP (“Armanino”) as the Company’s independent registered public accounting firm for the fiscal year ending March 30, 2018, after completing a competitive bid process. As a result of the engagement of Armanino, the Company has dismissed Crowe Horwath LLP (“Crowe”) from that role on that date.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K (i) there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Crowe’s reports on the financial statements of the Company for the two most recent fiscal years included a qualification based on the Company’s disclosure that certain matters raised substantial doubt as to the Company’s ability to continue as a going concern. Crowe’s reports stated that the consolidated financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Company has provided Crowe with a copy of the disclosures in this Current Report on Form 8-K and has requested that Crowe furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe agrees with the Company’s statements in this Item 4.01. Attached as Exhibit 16.1 hereto is a copy of Crowe’s letter stating its agreement with such statements.

In addition, during the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted Armanino with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Armanino concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from Crowe Horwath LLP, dated January 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2018	GIGA-TRONICS INCORPORATED

By: /s/ Temi Oduozor Corporate Controller (Principal Accounting & Financial Officer)